“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 Transaction Presentation M a y 1 8 , 2 0 2 6 TO BECOME EXHIBIT 99.2

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 1 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 Important Information Additional Information and Where to Find It This presentation does not constitute a solicitation of any vote or approval or an offer to sell or the solicitation of an offer to buy any securities in connection with the proposed transaction between Sachem Capital Corp. (“Sachem”) and Industrial Realty Group Global, LLC (“IRG”) (the “Transaction”). In connection with the proposed Transaction, Sachem will file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”), which Sachem will furnish, together with any other relevant documents, to its shareholders in connection with the special meeting of Sachem shareholders to vote on the Transaction (the “Sachem Shareholder Meeting”). This presentation is not a substitute for the Proxy Statement or any other document that Sachem may file with the SEC or send to its shareholders in connection with the Transaction. BEFORE MAKING ANY VOTING DECISION, WE URGE SHAREHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SACHEM AND THE PROPOSED TRANSACTION. The proposals for the Transaction will be made solely through the Proxy Statement. In addition, a copy of the Proxy Statement (when it becomes available) may be obtained free of charge from the Investor Relations Department of Sachem at Investor Relations, 568 East Main Street, Branford, CT 06405. Security holders also will be able to obtain, free of charge, copies of the Proxy Statement and any other documents filed by Sachem with the SEC in connection with the proposed Transaction at the SEC’s website at http://www.sec.gov and at Sachem’s website at https://www.sachemcapitalcorp.com/. Participants in the Solicitation The directors and executive officers of Sachem, and certain directors, managers, officers and other members of management of IRG and its affiliates, may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed Transaction. Information regarding Sachem’s directors and executive officers and their respective interests in Sachem by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC. Additional information regarding the interests of such potential participants is or will be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available, including in connection with the solicitation of proxies to approve the proposed Transaction. Forward-Looking Statements This presentation includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “seek,” “intend,” “believe,” “may,” “might,” “will,” “should,” “could,” “likely,” “continue,” “outlook,” “design,” and the negative of such terms and other words and terms of similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the proposed Transaction and expected timing, terms, structure and completion thereof; the expected ownership, governance and management of the combined company; the expected benefits of the proposed Transaction, including anticipated future financial and operating results, accretion, growth rates, cash flow generation, operating income growth, cost-of-capital improvements, liquidity, deleveraging, leverage targets, financing synergies and risk-adjusted returns; the expected capitalization, indebtedness, equity value, enterprise value, gross asset value, portfolio composition, target asset allocation and market position of the combined company; expectations regarding IRGRA’s property management, strategic advisory and shared services support; expectations regarding mark-to-market rent growth, lease-up, acquisitions, pipeline assets, development opportunities and the evolution of Sachem’s lending strategy; expectations regarding new or replacement debt financing, including any new credit facility, unsecured private placement debt, mortgage debt, refinancing or other financing arrangement; and Sachem’s, IRG’s and the combined company’s plans, objectives, expectations and intentions. These statements are based on current expectations, estimates and projections about the industry, markets in which Sachem and IRG operate, management’s beliefs, assumptions made by management and the transactions described in this presentation. While Sachem’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the contribution agreement; (2) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Transaction that may be instituted against the parties and others following announcement of the Transaction; (3) the inability to consummate the Transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain the requisite shareholder approval, failure to obtain required regulatory approvals, the failure to obtain debt financing on the terms or timing expected, or at all, or the failure to satisfy other conditions to completion of the Transaction; (4) risks that the proposed Transaction disrupts current plans and operations of Sachem or diverts management’s attention from its ongoing business; (5) the ability to recognize the anticipated benefits of the Transaction; (6) the amount of the costs, fees, expenses and charges related to the Transaction; (7) the risk that the contribution agreement may be terminated in circumstances requiring Sachem to pay a termination fee; (8) the effect of the announcement of the Transaction on the ability of Sachem to retain and hire key personnel and maintain relationships with its borrowers and others with whom it does business; (9) the effect of the announcement of the Transaction on Sachem’s operating results and business generally; (10) the risk that Sachem’s stock price may decline significantly if the Transaction is not consummated; and (11) the other risks and important factors contained and identified in Sachem’s filings with the SEC, such as Sachem’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as Sachem’s subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time, any of which could cause actual results to differ materially from the forward-looking statements in this presentation. Statements regarding financing arrangements are forward-looking and subject to additional risks and uncertainties. No assurance can be given that any debt financing, including any new credit facility, unsecured private placement debt, mortgage debt, refinancing or other financing, will be available in the amounts, at the costs or on the terms contemplated, or at all. Any such financing remains subject to market conditions, lender diligence, negotiation and execution of definitive documentation, satisfaction of conditions and other factors, and references to any expected arranger role, credit facility, private placement debt, mortgage debt, refinancing, liquidity or other financing should not be construed as a commitment by any party to provide, arrange or obtain financing. There can be no assurance that the Transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Sachem undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Sachem does not intend to do so.

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 2 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 Differentiated industrial REIT with an implied enterprise value of $3.4B(1) via a transformative asset contribution from Industrial Realty Group to Sachem Capital Corp. Transaction Details ▪ Industrial Realty Group (“IRG”) to contribute 98 industrial assets to Sachem Capital Corp. (“SACH” or “Sachem”) to create IRG Realty Trust, Inc. (“IRGT”) ▪ IRG to own 94.1% of IRGT’s equity via newly created OP units and Sachem existing investors to own 5.9% ▪ Implies Sachem’s stand-alone common stock at $2.00 per share (a 90.0% premium to 30-day VWAP) ▪ IRG to receive newly issued non-economic Class B voting shares Management & Governance ▪ Board to be led by Stuart Lichter (IRG President & Founder) as Chairman, with John Villano (Sachem’s existing CEO) remaining on the Board ▪ Five additional Board members (at least four independent) with institutional and committee experience under consideration ▪ IRG Realty Advisors (an IRG-owned property management and real estate operating company, “IRGRA”) to support day-to-day property and asset management operations Strategic Transformation & Scale ▪ $3.4 billion(1) implied enterprise value at announcement, representing a top 10 listed industrial REIT based on enterprise value ▪ Transition to an institutional industrial REIT with a real estate capital solutions platform with multiple avenues of growth ▪ Target asset allocation intended to result in ~90% of operating income derived from stabilized industrial assets and ~10% from loan investments Financial Impact ▪ Expected to be accretive to Sachem per share earnings in 2027 ▪ Visible, organic path to delever to sub-6.0x pro forma leverage at stabilization ▪ Pro forma capital structure to remain largely in place, with sufficient liquidity to address near-term maturities ▪ Plans for Scotiabank to arrange a new credit facility concurrent with closing Anticipated Timing ▪ Expected to close by year end 2026, subject to customary closing conditions including approval by Sachem shareholders Transaction Overview Notes: Pricing as of May 15, 2026 (1) Based on transaction equity value of $2.00 per share and outstanding debt as of March 31, 2026

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 3 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 2395 ▪ Retains public markets participation with benefit of larger asset base and operating platform Public Market Continuity 1 ▪ Transaction consideration based on $2.00 per share for Sachem’s common stock (90.0% premium to 30-day VWAP) Immediate Reset of Equity Value Compelling Strategic Rationale for Existing Sachem Shareholders 2 ▪ Transforms Sachem from a small-cap mortgage REIT into a scaled industrial REIT platform Transformation into a Scaled Industrial REIT 3 ▪ Preserves Sachem’s innovative real estate capital-solutions expertise in a more focused, industrial-linked strategy Financing Strategy Evolution 4 ▪ Improved capital structure with access across multiple sources, including institutional capital and lower-cost financing Structural Improvement in Cost of Capital Notes: Pricing as of May 15, 2026

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 4 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 $0 $1,000 $2,000 $3,000 $4,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 IRGRA Overview Nearly five decades of proven success as a fully integrated, entrepreneurial real estate company specializing in the acquisition, development, redevelopment, leasing, and management of industrial assets Industrial Realty Group (IRG) at a Glance Industrial Realty Group Overview Proven Investment Strategy IRGRA Platform(2) Wholly owned real estate management, property management, and operating company with a proven track record of successful growth with cost-effective management capabilities IRG Gross Asset Value(1) $M +200 Managed Properties ~750 Tenants ~100M Managed Sq. Ft. Long-Term Value Creation Low-Cost Basis Acquisitions Successful Redevelopment / Repurpose Hands-On / Extensive Rapid Leasing Competitive Tenant Offerings and Market Positioning Source: Company information. Notes: (1) Represents Gross Asset Value for IRG Industrial owned assets only on a gross non-pro-rata basis (2) Includes IRG Master Holdings owned assets as well as additional assets managed by IRGRA

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 5 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 ▪ Strategically advise corporations on real estate utilization ▪ Creatively structured solutions allow for corporations to right-size their real estate footprint ▪ Ability to concurrently purchase tenants' older vintage assets for redevelopment Source: Company information Leveraging IRG’s Extensive Corporate, Tenant, and Government Relationships 1c Industrial / Manufacturer Logistics Gov’t & State Agencies Tech Consumer Goods Automotive Long-standing relationships with high-quality corporate tenants and government entities drive differentiated platform value and growth Top 10 Tenants Comprise ~30% of IRGT’s ABR Top 10 tenants by annual rent Industrial Logistics Group is an IRG Partner Corporate Expertise ▪ Leader in the conversion and privatization of federal assets ▪ Work collaboratively with local, state and national government entities to transform assets ▪ Extensive experience securing financial incentives to de- risk projects and enhance returns Trusted Government Partner IRGT Tenant Composition

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 6 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 86% 14% Industrial Portfolio Loan Assets 26.5% 7.9% 6.9% 6.5% 4.9% 47.2% OH MI LA MN IL Other Source: Company information. Notes: (1) Based on enterprise value (2) As of YE2025; Assets deemed fully stabilized, does not include 18 properties currently in lease up (3) As of 1Q2026 Contributed Industrial Assets Sachem Assets Highly diversified industrial portfolio across 27 states with extensive tenant roster $3.4B Total GAV 48M Industrial Sq. Ft. IRGT Will Be A Top 10 Listed Industrial REIT At Closing(1) 98 Industrial Properties $470M Total Sachem Assets(3) 48M Square Feet of Industrial Space 90.5% Occupancy(2) Other A sets

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 7 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 Access to IRG Pipeline Assets Extensive Portfolio of Contributable Properties Multiple Avenues for Growth Mark-to-Market Rent Growth & Lease Up Innovative Real Estate Capital Solutions In-Place Rents Significantly Below Market Bespoke Investments With Compelling Returns Accretive Acquisitions Actionable and Scalable Pipeline Somerville Business Park | Hillsborough, NJ East Hartford Business Park | East Hartford, CT Joliet Channahon | Joliet, IL

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 8 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 IRGT To Leverage IRGRA’s Deep Property Management & Strategic Advisory Expertise IRGRA Will Provide Operating & Shared Services Will enable headcount migration over time without burdening the REIT Property Management ▪ Dedicated property management teams by geographic region ▪ Tenant rent collection, CAM recoveries and lease administration ▪ Dedicated property-level accounting ▪ Project management, architecture and ancillary services Strategic Advisory Services Shared Services Agreement ▪ Accounting, tax, HR, and IT support services ▪ Shared operational personnel, systems and infrastructure ▪ Leasing strategy execution teams with rent optimization initiatives ▪ Forecasting and variance reporting ▪ Hold/sell analysis & capital strategy ▪ Capital expenditure approvals, budget sign-off, and major asset decisions IRGT will benefit from IRGRA’s operating platform while operating as an internally managed REIT, with IRGT’s executive management and majority-independent Board overseeing strategic, capital allocation and governance matters

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 9 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 Focused Asset Exposure Anchored By Industrial Sachem to serve as IRGT’s dedicated capital-solutions platform, focused on larger, better-capitalized borrowers and industrial-linked opportunities Typical Originated Loan Size $10 - $50M$2 - $10M Loan Portfolio Transition to Align with IRGT’s Industrial Focus Sachem TodayResult More Institutional Borrowers Accretive Capital Deployment Attractive Risk-Adjusted Returns Target Loans 25 - 50> 100 Borrower Profile Experienced real estate operators with robust balance sheet and extensive track record Small real estate investors, early-stage syndicators, local developers Loan Type Interest Rate ~12% High single to low double digit rates Special situation, development, bridge, value-add repositioning, mezzanine, preferred equity

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 10 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 72.9% 50.3% 14.6% 1.7% 12.5% 48.0% Current Pro Forma 288 1,700 58 58 49 1,619 $396 3,377 Current Pro Forma Net Debt Preferred Equity Market Cap(1) Improved Capital Structure at Closing Notes: Enterprise value as of May 15, 2026; balance sheet data as of 1Q2026; Plan for Scotiabank to arrange a new corporate credit facility at closing (1) Equity capitalization based on UPREIT equity structure (including fully diluted shares and OP units) (2) $1,196M IRG debt contribution and $216M in additional credit facilities Pro Forma Capitalization Positions Company For Long-Term Success Leverage expected to decrease from 87.5% to 52.0% Based on Net Debt + Preferred / Enterprise Value Leverage(2) In US$ millions (2) Pro Forma Capitalization Expected New Credit Facilities $245 Existing Unsecured Public Bonds 173 Existing Senior Secured Notes 98 Assumed Unsecured US Private Placement Debt 705 Assumed Mortgage Debt 491 Total Debt $1,712 Cash and Cash Equivalents ($12) Net Debt $1,700 Existing Perpetual Preferred Equity $58 Net Debt + Perpetual Preferred $1,758 Transaction Implied Share Price $2.00 Fully Diluted Shares Outstanding 809.7 Market Capitalization(1) $1,619 Enterprise Value $3,377 5.9% 94.1% Sachem Ownership IRG Ownership $1.62B Equity Capitalization(1)

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 11 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 Visible Path to Lower Leverage Management intends to operate IRGT with a prudent leverage strategy targeting sub-6x Debt / EBITDA in the coming years Embedded deleveraging through earnings growth from lease up, mark-to-market rents, operational improvements Disciplined capital allocation and asset optimization to deliver consistent risk-adjusted returns Scalable industrial REIT with access to lower-cost capital over time Leverage Target of Sub-6x Accretive Investments Lease Up of Vacant Space Mark-to-Market Leasing Financing Synergies Key Building Blocks for Delevering

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 12 IRG Primary Colours R: 0 G: 69 B: 124 R: 146 G: 148 B: 152 R: 17 G: 17 B: 17 R: 245 G: 245 B: 245 R: 1 G: 28 B: 58 R: 249 G: 179 B: 5 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239 Experienced executives with a track record of value creation5 High quality industrial portfolio combined with proven lending capabilities across national platform1 Aligned ownership structure with market-based property and asset management support from IRGRA 2 Meaningful embedded operating income growth and upside to drive value3 Balance sheet with expected ample liquidity and path to delever4 Columbus Crosswinds Transaction Highlights

“Scotia” Red R: 236 G: 17 B: 26 Primary Colours R: 173 G: 173 B: 173 R: 51 G: 51 B: 51 R: 35 G: 62 B: 91 R: 166 G: 0 B: 14 R: 0 G: 157 B: 214 R: 19 G: 132 B: 104 Secondary Colours R: 148 G: 111 B: 66 R: 120 G: 73 B: 184 Grey Shades R: 217 G: 217 B: 217 R: 239 G: 239 B: 239